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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): May 31, 2002
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                               PC CONNECTION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-23827                                             02-0513618
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(Commission File Number)                       (IRS Employer Identification No.)


 Rt. 101A, 730 Milford Road, Merrimack, New Hampshire        03054
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     (Address of Principal Executive Offices)              (Zip Code)


                                 (603) 423-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On May 31, 2002, PC Connection, Inc., a Delaware corporation ("PCC"), as borrower, ComTeq Federal of New Hampshire, Inc., a Delaware corporation and wholly owned subsidiary of PCC, GovConnection, Inc., a Maryland corporation and wholly owned subsidiary of PCC, Merrimack Services Corporation, a Delaware corporation and wholly owned subsidiary of PCC, PC Connection Sales Corporation, a Delaware corporation and wholly owned subsidiary of PCC, PC Connection Sales of Massachusetts, Inc., a Delaware corporation and wholly owned subsidiary of PCC, and MoreDirect, Inc., a Florida corporation and wholly owned subsidiary of PCC, each as guarantors, entered into an Amended and Restated Credit and Security Agreement (the "Facility") among Citizens Bank of Massachusetts, as lender and agent (the "Agent"), and other financial institutions party thereto from time to time, as lenders.

     The Facility provides that PCC may borrow up to $45.0 million through August 31, 2002. On August 31, 2002 the Facility shall be reduced to $35.0 million. As of May 31, 2002, certain closing certificates, opinions and account agreements required under the Facility remained outstanding and PCC may only borrow a maximum of $35.0 million under the Facility while such items remain outstanding. The items remaining outstanding consist of consents and estoppel certificates from certain of PCC's and its subsidiaries' landlords, blocked account agreements from third party banks, tax good standing certificates from jurisdictions in which PCC and its subsidiaries are qualified to do business and certain opinions from legal counsel to PCC and its subsidiaries. PCC is required to deliver all of these outstanding closing items by June 14, 2002. Since PCC must rely on several third parties to cooperate with it and the Agent in order to satisfy its outstanding delivery obligations, PCC can provide no assurance that it will be able to meet such obligations by June 14, 2002.

     The Facility includes customary financial and operating covenants, including restrictions on the payment of dividends, none of which PCC believes significantly restricts its operations. The Facility matures on June 30, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.


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     (c)  Exhibits.

     10.1 Amended and Restated Credit and Security Agreement, dated May 31, 2002, among Citizens Bank of Massachusetts, as lender and agent, other financial institutions party thereto from time to time, as lenders, PC Connection, Inc., as borrower, ComTeq Federal of New Hampshire, Inc, GovConnection, Inc., Merrimack Services Corporation, PC Connection Sales Corporation, PC Connection Sales of Massachusetts, Inc., and MoreDirect, Inc., each as guarantors.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2002                 REGISTRANT

                                   PC CONNECTION, INC.

                                   By: /s/ Mark A. Gavin
                                       -----------------------------------
                                       Mark A. Gavin
                                       Senior Vice President of Finance
                                       and Chief Financial Officer

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                                  EXHBIT INDEX

Exhibit
Number                      Description
-------                     -----------
10.1 Amended and Restated Credit and Security Agreement, dated May 31, 2002, among Citizens Bank of Massachusetts, as lender and agent, other financial institutions party thereto from time to time, as lenders, PC Connection, Inc., as borrower, ComTeq Federal of New Hampshire, Inc, GovConnection, Inc., Merrimack Services Corporation, PC Connection Sales Corporation, PC Connection Sales of Massachusetts, Inc., and MoreDirect, Inc., each as guarantors.


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